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                                                                    Exhibit 23.2


                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the use of our reports included herein and to the reference to our firm under the caption "Expert" in this Prospectus.


                                        KPMG PEAT MARWICK LLP



Miami, Florida
October 11, 1996